UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 12, 2017, Validus Holdings, Ltd. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters included on Schedule A thereto, for the sale by the Company of 10,000,000 depositary shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of 5.800% Non-Cumulative Preference Shares, Series B, par value $0.175 and $25,000 liquidation preference per share (the “Series B Preference Shares”). The Depositary Shares were sold under the Company’s shelf registration statement on Form S-3ASR (Reg. No. 333-197723), as amended (the “Form S-3ASR”). The Company intends to use the net proceeds from this offering for general corporate purposes. The Company intends to list the Depositary Shares on the New York Stock Exchange under the symbol “VRPRB.”

The offering of the Depositary Shares described in this Current Report on Form 8-K is more fully described in the Company’s final prospectus supplement, as filed with the Securities and Exchange Commission on June 14, 2017 pursuant to Rule 424(b)(2) under the Securities Act of 1933. The offering of the Depositary Shares is expected to close on June 20, 2017. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of June 12, 2017, between Validus Holdings, Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters included on Schedule A thereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2017

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of June 12, 2017, between Validus Holdings, Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the several underwriters included on Schedule A thereto.